DRIEHAUS MUTUAL FUNDS

Driehaus Active Income Fund *LCMAX

Driehaus Select Credit Fund *DRSLX

(each a “Fund” and collectively, the “Funds”)

Supplement Dated March 5, 2014

to the

Prospectus and each Summary Prospectus dated April 30, 2013

for the Funds

Effective March 3, 2014, Mirsada Durakovic no longer serves as an assistant portfolio manager of each Fund. Accordingly, the following information replaces the existing disclosure under the “Portfolio Management” heading on page 4 of each Fund’s Summary Prospectus and on pages 4 and 9 of the Prospectus:

Portfolio Managers

K.C. Nelson	Elizabeth Cassidy	Adam Abbas
Portfolio Manager of DCM	Assistant Portfolio Manager of DCM	Assistant Portfolio Manager of DCM
Portfolio Manager of the Fund	Assistant Portfolio Manager of the Fund	Assistant Portfolio Manager of the Fund
since 6/09	since 11/09	since 3/14

The following information replaces the third and fourth paragraph under the “Driehaus Active Income Fund and Driehaus Select Credit Fund” heading under the “Management of the Funds” section on page 19 of the Prospectus:

Adam Abbas serves as an assistant portfolio manager of each Fund. Mr. Abbas has been an assistant portfolio manager of each Fund since March 2014. In this role, he supports Mr. Nelson with investment research, security selection and portfolio construction. Mr. Abbas has certain responsibilities for investment decision-making for the Funds, subject to Mr. Nelson’s approval.

Mr. Abbas received a B.S. in industrial engineering from Northwestern University and an M.B.A. from the University of Chicago. In 2004, Mr. Abbas joined Huron Consulting Group as a consultant. From 2006 through 2010, Mr. Abbas was an analyst for Neuberger Berman/Lehman Brothers Asset Management where he focused on high yield bond and loan investments within the technology, media and telecom space. In 2010, he joined the Adviser and began serving as a senior research analyst for the Funds and in August 2013 he became an assistant portfolio manager to the Driehaus Event Driven Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call the Driehaus Mutual Funds at (877) 779-0079.

DRIEHAUS MUTUAL FUNDS

Driehaus Active Income Fund *LCMAX

Driehaus Select Credit Fund *DRSLX

(each a “Fund” and collectively, the “Funds”)

Supplement Dated March 5, 2014

to the

Statement of Additional Information (“SAI”) for the Funds

dated April 30, 2013

Effective March 3, 2014, Mirsada Durakovic no longer serves as an assistant portfolio manager of each Fund. Accordingly, the following information replaces the “Portfolio Managers” section beginning on page 39 of the Funds’ SAI:

Portfolio Managers

Description of Compensation. The portfolio manager and assistant portfolio managers are each paid a fixed salary plus a bonus. Each receives a bonus that is calculated as a percentage of advisory fees on the Funds and other accounts managed. In addition, for the Funds, they receive an additional percentage of advisory fees if the performance of a Fund exceeds a risk adjusted return formula. Ms. Cassidy and Mr. Abbas are also eligible for a discretionary bonus which is determined as a percentage of advisory fees of the Fund. If the Adviser declares a profit sharing plan contribution, the portfolio manager and assistant portfolio managers also would receive such contribution. Each is eligible to participate in an equity purchase plan available to certain key employees of the Adviser. Mr. Nelson is also eligible to participate in a deferred compensation plan.

Other Accounts. The table below discloses other accounts for which the portfolio manager and assistant portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2013, unless otherwise noted:

	Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (000,000s omitted)	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance (000,000s omitted)
1.	K.C. Nelson	Registered Investment Companies:	3	$5,673.3	0	$0
		Other Pooled Investment Vehicles:	0	$0	0	$0
		Other Accounts:	0	$0	0	$0

2.	Elizabeth Cassidy	Registered Investment Companies:	2	$5,631.2	0	$0
		Other Pooled Investment Vehicles:	0	$0	0	$0
		Other Accounts:	0	$0	0	$0

3.	Adam Abbas*	Registered Investment Companies:	3	$5,988.1	0	$0
		Other Pooled Investment Vehicles:	0	$0	0	$0
		Other Accounts:	0	$0	0	$0

*	Information as of March 4, 2014.

As shown in the table above, Mr. Nelson and Mr. Abbas, the Funds’ portfolio manager and one of the Funds’ assistant portfolio managers, respectively, manage the assets of the Funds as well as another series of the Trust (collectively, the “Accounts”) for the Adviser. Both clients and affiliated persons of the Adviser, including the portfolio managers, may own interests in these Accounts. The same or related securities may be appropriate and desirable investments for any of the Accounts (including both of the Funds) and they may compete in the marketplace for the same investment opportunities, which may be limited. In addition, transactions by the Accounts in securities held by a Fund or that a Fund is seeking to buy or sell (or transactions in related securities) may have an adverse impact on the prices that a Fund pays for those securities or can realize upon sale, or on the ability of the Adviser to buy or sell the desired amount of such securities for a Fund at favorable prices. This is particularly true when the Accounts’ transactions occur at a point in time close to when trades in the same or related securities are effected for a Fund. This presents a conflict between the interests of a Fund and the interests of the other Accounts (including the other Fund) as well as the affiliates of the Adviser who invest in the Accounts.

Conflicts also may arise between the interests of a Fund and the interests of the Adviser and its affiliates, including the portfolio managers. These conflicts can occur as one or more of the Accounts pay advisory fees to the Adviser at a higher rate than the rate of fees paid by a Fund. In addition, the Adviser’s affiliates, including the Funds’ portfolio managers, may personally own interests in the Accounts or have other financial incentives (including that a portfolio manager’s compensation is based, in part, on assets under management). For example, portfolio managers could favor an Account over a Fund (including favoring one Fund over the other Fund) when dividing their time and attention between them or when presented with limited investment opportunities that would be desirable and suitable for both a Fund and the Accounts (including the other Fund) or when making trading decisions.

The Adviser, through trade allocation and other policies and procedures, seeks to manage these conflicts of interest to reduce any adverse effects on either a Fund or the Accounts. These policies and procedures include requirements that transactions by a Fund and the Accounts in the same securities that occur on the same day are average priced when feasible and allocated on a fair and equitable basis. In addition, the Adviser conducts periodic reviews of transactions in and holdings of the same or related securities by a Fund and the Accounts for compliance with the Adviser’s policies and procedures.

Securities Ownership. The following table sets forth the dollar range of equity securities beneficially owned by the portfolio manager and the assistant portfolio managers in the Funds as of December 31, 2013:

Dollar ($) Value of Fund Shares Beneficially Owned
Driehaus Active Income Fund
K. C. Nelson	$100,001 - $500,000
Elizabeth Cassidy	$50,001 - $100,000
Adam Abbas	$1 - $10,000

Driehaus Select Credit Fund
K. C. Nelson	$100,001 - $500,000
Elizabeth Cassidy	$50,001 - $100,000
Adam Abbas	$1 - $10,000

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call the Driehaus Mutual Funds at (877) 779-0079.